UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

December 3, 2008

Date of Report
 (Date of earliest event reported)

CS Financing Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-1343504	20-3345780

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

21 Tamal Vista Blvd., Suite 230, Corte Madera, California 94925

(Address of Principal Executive Offices)           (ZIP Code)

Registrant’s telephone number, including area code: (415) 927-7302

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

As previously described in the current report on Form 8-K of CS Financing Corporation (the “Company”) dated December 3, 2008, the Company approved on December 3, 2008 the amendment of certain stock option award agreements to provide for the immediate vesting of certain stock options held by certain officers and directors of the Company, including Alfred W. Williams, a Director; Dean Mark Brosche, a Director; Michael W. Bozora, a Director and the President; and Timothy R. Redpath, a Director and the Chief Executive Officer, Treasurer and Secretary.  As a result of such amendments, and adjusted for the Company’s 12,305.427 for one stock split (the “Stock Split”) that became effective on December 4, 2008, stock options to purchase 2,165,755 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) became immediately exercisable.  The shares of Common Stock underlying such stock options represent 6.57% of (a) the total number of shares of Common Stock outstanding and (b) the total number of shares of Common Stock underlying stock options to purchase Common Stock.  The following table sets forth the names of the officers and directors whose stock options were so amended, and the number of shares of Common Stock underlying such stock options (as of the date of such amendment and after taking effect of the Stock Split).

Name	No. of Shares Subject to Immediate Vesting (pre-Stock Split)	No. of Shares Subject to Immediate Vesting (post-Stock Split)
Alfred W. Williams	4	49,222
Dean Mark Brosche	4	49,222
Michael W. Bozora	84	1,033,656
Timothy R. Redpath	84	1,033,656

On December 4, 2008, following the effectiveness of the Stock Split, the following officers and directors of the Company exercised their stock options to purchase the following number of shares of Common Stock at an exercise price of $0.01625 per share of Common Stock:

Name	No. of Shares Acquired	Aggregate Exercise Price
Theodore Ammiro	73,833	$1,199.78
Michael W. Bozora	566,050	$10,198.30
Dean Mark Brosche	73,833	$1,199.78
Richard Dobson	73,833	$1,199.78
Marie Jorajuria	73,833	$1,199.78
Timothy R. Redpath	689,218	$11,199.78
Andrew Regalia	73,833	$1,199.78
David Weild IV	0	$0.00
Alfred W. Williams	73,833	$1,199.78
Mark Williams	73,833	$1,199.78

Total	1,772,099	$28,796.60

Under the terms of each of the employee nonqualified stock option agreements between the Company and an officer or director pursuant to which the stock options describe above were granted, the vested portion of the stock option award may be exercised by written notice to the Company, stating the number of shares of Common Stock in respect of which the stock option is being exercised, accompanied by payment of the exercise price for such Common Stock in cash, certified or cashier’s check or by personal check.

The stock options described above were awarded to the officers and directors of the Company and the issuances of Common Stock upon the exercise of such options by such officers and directors were made without registration under the Securities Act of 1933, as amended (the “Act”) pursuant to an exemption from registration provided under Section 4(2) of the Act for transactions by an issuer not involving any public offering of securities.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CS FINANCING CORPORATION

Date: December 9, 2008	By:	/s/ Timothy R. Redpath

TIMOTHY R. REDPATH, Chief Executive Officer, Treasurer and Secretary of the Company